SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2006 (June 8, 2006)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 8, 2006, Torchmark Corporation (“Torchmark”) closed on the public offering of 4,800,000 7.100% trust preferred securities of Torchmark Capital Trust III (the “Trust”) at $25 per preferred security. The trust preferred securities were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of June 1, 2006, among Torchmark, the Trust, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named on Schedule A thereto. The Underwriting Agreement is filed as Exhibit 1.1 to Torchmark’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on June 7, 2006.

Each preferred security of the Trust will pay cumulative cash distributions at an annual rate of 7.100%, payable quarterly in arrears commencing on September 1, 2006. The trust preferred securities are guaranteed (to the extent described in the prospectus supplement included in the registration statement described below) by Torchmark pursuant to a Preferred Securities Guarantee Agreement between Torchmark and The Bank of New York Trust Company, N.A., as the guarantee trustee. The proceeds from the sale of the trust preferred securities, together with the proceeds from the sale by the Trust to Torchmark of its common securities, were invested by the Trust in 7.100% junior subordinated debentures due June 1, 2046 issued by Torchmark pursuant to a Junior Subordinated Indenture dated November 2, 2001 (the “Indenture”). An Officer’s Certificate, dated June 8, 2006, executed under the Indenture, further establishes the terms of the junior subordinated debentures. The issuance of the trust preferred securities, the guarantee and the junior subordinated debentures have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-133646 and 333-133646-01).

In connection with the offering of the trust preferred securities, Torchmark and the Trust entered into various agreements, which are attached hereto as exhibits and incorporated herein by reference. The above description of these agreements is only a summary and is qualified in its entirety by reference to the documents attached as exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The documents filed herewith are incorporated by reference into Registration Statement on Form S-3, File Numbers 333-133646 and 333-133646-01.

Exhibit No.	Description

1.1	Underwriting Agreement dated June 1, 2006, among Torchmark, Torchmark Capital Trust III, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets LLC, as representatives of the several underwriters named on Schedule A thereto (incorporated by reference from Exhibit 1.1 to Form 8-K filed June 7, 2006)

4.1	Amended and Restated Declaration of Trust of Torchmark Capital Trust III, dated June 8, 2006.

4.2	Form of Trust Preferred Security (included in Exhibit 4.1)

Exhibit No.	Description

4.3	Junior Subordinated Indenture, dated November 2, 2001, between Torchmark Corporation and The Bank of New York, as trustee, as amended to appoint The Bank of New York Trust Company, N.A. as successor trustee, defining the rights of the 7.100% Junior Subordinated Debentures (incorporated by reference from Exhibit 4.3 to Form 8-K filed November 2, 2001)

4.4	Officer’s Certificate pursuant to the Junior Subordinated Indenture, dated June 8, 2006, establishing the terms of the 7.100% junior subordinated debentures.

4.5	Form of Junior Subordinated Debenture (included in Exhibit 4.4)

4.6	Preferred Securities Guarantee Agreement, dated June 8, 2006, between Torchmark and The Bank of New York Trust Company, N.A., as trustee, with respect to the trust preferred securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TORCHMARK CORPORATION

June 8, 2006	/s/ Carol A. McCoy
Carol A. McCoy
Vice President, Associate Counsel and Secretary